UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2013

CANNAVEST CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-173215 (Commission File Number)	32-0326395 (I.R.S. Employer Identification No.)

2688 South Rainbow Avenue, Suite B

Las Vegas, Nevada 89146

(Address of principal executive offices)

(866) 290-2157
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01     Entry into a Material Definitive Agreement

As further described in Item 3.03 below, CannaVEST Corp., a Texas corporation (“CannaVEST Texas”), consummated a reincorporation merger (the “Reincorporation”) with and into its wholly-owned subsidiary, CannaVEST Corp., a Delaware corporation (the “Company”), pursuant to the terms of an Agreement and Plan of Merger entered into between CannaVEST Texas and the Company on July 25, 2013, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The effective time and date of the Reincorporation was 11:59 p.m. EST on July 26, 2013 (the “Effective Time”). As a result of the Reincorporation, the Registrant is now a Delaware corporation and CannaVEST Texas has ceased to exist. The directors and officers of CannaVEST Texas are now the directors and officers of the Company, and the Company will continue to operate the business of CannaVEST Texas as it existed immediately prior to the Reincorporation.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed in that certain Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on March 8, 2013, on March 1, 2013, the Registrant issued a Promissory Note (the “Note”) to Roen Ventures, LLC, a Nevada limited liability company (“Roen Ventures”), in exchange for loans provided and to be provided in the future in an amount of up to $2,000,000. At the meeting of the Board of Directors of CannaVEST Texas (the “Board”) on July 25, 2013, the disinterested members of the Board approved an amendment to the Promissory Note to provide for an increase in the amount of loans to be provided in the future in an amount of up to $6,000,000 and the ability of Roen Ventures to convert, in its sole discretion, the outstanding balance under the Note into shares of the common stock of the Registrant at a conversion price to be determined following the conclusion of an independent valuation of the common stock of the Registrant. As of July 30, 2013, the balance of the loans evidenced by the Note was $4,180,500. The Note is an unsecured obligation of the Company accruing interest at 5% that is due and payable on March 1, 2015. The Registrant’s President and Chief Executive Officer and member of the Board of Directors, Michael Mona, Jr., holds a 50% interest in Roen Ventures.

Pursuant to the terms of the Note, upon an “Event of Default” (as defined in the Note), all obligations evidenced by the Note shall become due and payable. Events of Default include failure to make payment when due, the Registrant’s default under any other agreement relating to indebtedness of the Registrant and bankruptcy.

Item 3.03     Material Modification to Rights of Security Holders.

At the Effective Time, CannaVEST Texas changed its state of incorporation from Texas to Delaware through a merger with and into the Company, which was established for the purpose of the Reincorporation. The Reincorporation was accomplished pursuant to the terms of an Agreement and Plan of Merger entered into between CannaVEST Texas and the Company on July 25, 2013, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. As further described in Item 5.07 below, the stockholders of CannaVEST Texas approved the Reincorporation pursuant to the Agreement and Plan of Merger at the 2013 Annual Meeting of Stockholders of CannaVEST Texas held on July 25, 2013.

At the Effective Time each share of CannaVEST Texas’ common stock, par value $0.0001, issued and outstanding was automatically converted into one share of the Company’s common stock, $0.0001 par value per share (the “Common Stock). Each outstanding certificate representing shares of CannaVEST Texas’ common stock was deemed, without any action by the stockholders, to represent the same number of shares of the Company’s Common Stock. CannaVEST Texas’ stockholders may, but are not required to, exchange their stock certificates as a result of the Reincorporation.

In accordance with Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the shares of Common Stock of the Company were deemed to be registered under Section 12(g) of the Exchange Act as the successor to CannaVEST Texas. The shares of Common Stock of the Company continue to be quoted on the OTC Bulletin Board under the symbol “CANV.”

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Prior to the Effective Time, the rights of CannaVEST Texas’ stockholders were governed by the Texas Business Organizations Code and CannaVEST Texas’ Certificate of Formation, as amended, and Bylaws. As a result of the Reincorporation, holders of CannaVEST Texas common stock are now holders of the Company’s Common Stock, and their rights as stockholders are governed by the Delaware General Corporation Law and the Company’s Certificate of Incorporation and Bylaws. The number of authorized shares of stock did not change in connection with the Reincorporation, and there are 190,000,000 shares of Common Stock, and 10,000,000 shares of preferred stock, authorized for issuance under the Company’s Certificate of Incorporation. The Company’s Certificate of Incorporation, Bylaws, and form of Common Stock certificate are attached to this Current Report on Form 8-K as Exhibits 3.1, 3.2, and 4.1 respectively, and are incorporated herein by reference.

The Company hereby incorporates by reference the description of its stock contained in the section entitled “Proposal No. 3 – Reincorporation of the Company in Delaware” in CannaVEST Texas’ definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on June 24, 2013 (the “Proxy Statement”), including without limitation the caption entitled “Summary Comparison of Rights,” to the extent such description relates to the stock of the Company.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the meeting of the Board on July 25, 2013, the disinterested members of the Board approved certain compensation arrangements for Mr. Michael Mona, Jr., the President and Chief Executive Officer of the Registrant. The Board set Mr. Mona’s monthly base salary at $10,000 and approved a stock option grant to Mr. Mona under the Registrant’s 2013 Equity Incentive Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference, of 500,000 shares of Common Stock at an exercise price, and fair market value, to be determined following the conclusion of an independent valuation of the Common Stock. 125,000 shares of the option shares shall vest as of August 1, 2013, and 125,000 additional option shares shall vest on the first, second and third anniversaries, respectively, of the date of grant, conditioned on continued engagement by the Registrant as an employee, advisor, consultant or member of the Board.

Item 5.07     Submission of Matters to a Vote of Security Holders

The Registrant held the 2013 Annual Meeting of Stockholders on July 25, 2013 (the “2013 Annual Meeting”) at its principal executive offices located at 2688 South Rainbow Avenue, Suite B, Las Vegas, Nevada 89146. At the close of business on June 18, 2013, the record date for the 2013 Annual Meeting, there were 8,900,000 shares of common stock issued and outstanding, which constituted all of the outstanding capital stock of the Registrant. At the 2013 Annual Meeting, 8,703,589 of the 8,900,000 outstanding shares of common stock entitled to vote, or approximately 97.8%, were represented by proxy or in person, and, therefore, a quorum was present. The proposals voted on at the 2013 Annual Meeting are more fully described in the Proxy Statement.

The final voting results on the proposals presented for stockholder approval at the 2013 Annual Meeting were as follows:

Proposal 1

The Registrant’s stockholders elected four individuals to the Board to serve until the Registrant’s 2014 Annual Meeting of Stockholders, and until their successors are duly elected and qualified, as set forth below:

NAME	FOR	WITHHELD	BROKER NON-VOTES
Michael Mona, Jr.	8,700,484	25	6,705
Bart P. Mackay	8,700,484	25	6,705
Theodore R. Sobieski	8,700,484	25	6,705
Edward A. Wilson	8,700,484	25	6,705

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Proposal 2

The Registrant’s stockholders ratified Anton & Chia, LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2013, as set forth below:

FOR	AGAINST	ABSTAIN
8,703,239	0	350

Proposal 3

The Registrant’s stockholders approved the merger of CannaVEST Texas into its wholly-owned Delaware subsidiary, the Company, in order to effectuate the change of CannaVEST Texas’ state of incorporation from Texas to Delaware, as set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,700,484	0	25	6,705

Proposal 4

The Registrant’s stockholders approved, on a non-binding advisory basis, the Named Executive Officer compensation, as set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,700,284	0	1,000,225	6,705

Proposal 5

A majority of the Registrant’s stockholders present and entitled to vote, selected three years as the desired frequency of the stockholder advisory vote to approve the Named Executive Officer Compensation, as set forth below:

FREQUENCY	FOR
One Year	1,720,004
Two Years	300
Three Years	6,979,980
Abstentions	2251

In light of the results of such stockholder vote, on July 25, 2013, the Board adopted a resolution to hold a “say-on-pay” vote every three years. The next “say-on-pay” vote will be held at the Registrant’s 2016 Annual Meeting of Stockholders.

Proposal 6

The Registrant’s stockholders approved the Registrant’s 2013 Equity Incentive Plan, as set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,979,900	0	0	0

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Proposal 7

The Registrant’s stockholders approved the appointment, contingent upon such individual’s acceptance, of the following officers, as set forth below:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Michael Mona, Jr., President and Chief Executive Officer	6,979,900	0	0	0
Karen Epstein, Treasurer and Secretary	6,979,900	0	0	0
Michael Mona, III, Vice President of Operations	6,979,900	0	0	0

As of the filing of this Current Report on Form 8-K, each of Mr. Mona, Jr., Ms. Epstein and Mr. Mona, III had accepted his or her respective appointment.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

	2.1	Agreement and Plan of Merger (1)
3.1	Certificate of Incorporation (1)
3.2	Bylaws (1)
4.1	Form of Common Stock Certificate*
10.1	2013 Equity Incentive Plan*

(1)	Form of such exhibit was previously included as an Appendix to our definitive Proxy Statement on Schedule 14A filed on June 24, 2013 and incorporated herein by this reference.
*	Attached

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNAVEST CORP.

Date: July 31, 2013	By:	/s/ Michael Mona, Jr.
Michael Mona, Jr. President and Chief Executive Officer

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